AMERICAN CENTURY PREMIUM RESERVES, INC.

                              PROSPECTUS SUPPLEMENT
                      Premium Government Reserve * Premium
                         Capital Reserve * Premium Bond

                        SUPPLEMENT DATED JANUARY 15, 1998
                         Prospectus dated August 1, 1997

THE FOLLOWING DISCLOSURE SHOULD BE INSERTED AFTER THE SECTION "RULE 144A SECURITIES" FOUND ON PAGE 15 OF THE PROSPECTUS.

INVESTMENTS IN COMPANIES WITH LIMITED OPERATING HISTORY

   The funds may invest in the securities of issuers with limited operating history. The manager considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

   Investments in securities of issuers with limited operating history may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating history and financial information upon which the manager may base its investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

   Premium Bond and Premium Capital Reserve will not invest more than 5% of their total assets in the securities of issuers with less than a three-year operating history. The manager will consider periods of capital formation, incubation, consolidation, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

THE FOLLOWING DISCLOSURE IS ADDED ON PAGE 23 OF THE PROSPECTUS, FOLLOWING THE LAST PARAGRAPH UNDER THE HEADING "WHEN SHARE PRICE IS DETERMINED."

   We have contractual relationships with certain financial intermediaries in which such intermediaries represent that they have systems to track the time at which investment orders are received and to segregate orders received at different times. Based on these representations, the fund has authorized such intermediaries and their designees to accept purchase and redemption orders on the fund's behalf up to the applicable cut-off time. The fund will be deemed to have received such orders upon acceptance by the duly authorized intermediary, and such orders will be priced at the fund's net asset value next determined after acceptance on the fund's behalf by such intermediary.

THE FOLLOWING DISCLOSURE IS ADDED ON PAGE 27 OF THE PROSPECTUS, FOLLOWING THE LAST PARAGRAPH UNDER THE HEADING "TRANSFER AND ADMINISTRATIVE SERVICES."

   Pursuant to a Sub-Administration Agreement with the manager, Funds Distributor, Inc. (FDI) serves as the Co-Administrator for the funds. FDI is responsible for (i) providing certain officers of the funds and (ii) reviewing and filing marketing and sales literature on behalf of the funds. The fees and expenses of FDI are paid by the manager.

THE  FOLLOWING   DISCLOSURE  REPLACES  THE  FIRST  SENTENCE  UNDER  THE  HEADING
"DISTRIBUTION OF FUND SHARES" FOUND ON PAGE 27 OF THE PROSPECTUS.

   The funds' shares are distributed by FDI, a registered broker-dealer (the Distributor). FDI is a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. FDI's principal business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

THE FOLLOWING DISCLOSURE SHOULD BE INSERTED AS THE LAST PARAGRAPH UNDER THE HEADING "DISTRIBUTION OF FUND SHARES" ON PAGE 27 OF THE PROSPECTUS.

   Investors may open accounts with American Century only through the Distributor. All purchase transactions in the funds offered by this Prospectus are processed by the transfer agent, which is authorized to accept any instructions relating to fund accounts. All purchase orders must be accepted by the Distributor.



P.O. Box 419200                                        [american century logo]
Kansas City, Missouri                                          American
64141-6200                                                  Century(reg.sm)
1-800-345-2021 or 816-531-5575


SH-SPL-11259 9801